Exhibit 99.1

NEW YORK COMMUNITY BANCORP, INC.

CONSOLIDATED STATEMENTS OF CONDITION

				December 31, 2023 compared to
(dollars in millions)	December 31, 2023	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
Assets
Cash and cash equivalents	$11,493	$6,929	$2,032	66%	466%
Securities:
Available-for-sale	9,145	8,723	9,060	5%	1%
Equity investments with readily determinable fair values, at fair value	14	13	14	8%	—%

Total securities	9,159	8,736	9,074	5%	1%
Loans held for sale	1,182	1,926	1,115	-39%	6%
Loans and leases held for investment:
Multi-family	37,265	37,698	38,130	-1%	-2%
Commercial real estate and acquisition, development, and construction	13,382	13,396	10,522	—%	27%
One-to-four family first mortgage	6,061	5,882	5,821	3%	4%
Commercial and industrial	25,254	24,423	12,276	3%	106%
Other loans	2,657	2,596	2,252	2%	18%

Total loans and leases held for investment	84,619	83,995	69,001	1%	23%
Less: Allowance for credit losses on loans and leases	(992)	(619)	(393)	60%	152%

Total loans and leases held for investment, net	83,627	83,376	68,608	—%	22%

Federal Home Loan Bank stock and Federal Reserve Bank stock, at cost	1,392	1,110	1,267	25%	10%
Premises and equipment, net	652	638	491	2%	33%
Core deposit and other intangibles	625	661	287	-5%	118%
Goodwill	—	2,426	2,426	-100%	-100%
Mortgage servicing rights	1,111	1,135	1,033	-2%	8%
Bank-owned life insurance	1,580	1,576	1,561	—%	1%
Other assets	3,075	2,717	2,250	13%	37%

Total assets	$113,896	$111,230	$90,144	2%	26%

Liabilities and Stockholders’ Equity
Deposits:
Interest-bearing checking and money market accounts	$30,700	$31,087	$22,511	-1%	36%
Savings accounts	8,773	9,415	11,645	-7%	-25%
Certificates of deposit	21,554	17,310	12,510	25%	72%
Non-interest-bearing accounts	20,338	24,863	12,055	-18%	69%

Total deposits	81,365	82,675	58,721	-2%	39%

Borrowed funds:
Wholesale borrowings	20,250	13,570	20,325	49%	—%
Junior subordinated debentures	579	578	575	—%	1%
Subordinated notes	438	437	432	—%	1%

Total borrowed funds	21,267	14,585	21,332	46%	—%
Other liabilities	2,897	2,977	1,267	-3%	129%

Total liabilities	105,529	100,237	81,320	5%	30%

Stockholders’ equity:
Preferred stock	503	503	503	—%	—%
Common stock	7	7	7	—%	—%
Paid-in capital in excess of par	8,231	8,217	8,130	—%	1%
Retained earnings	443	3,278	1,041	-86%	-57%
Treasury stock, at cost	(218)	(217)	(237)	—%	-8%
Accumulated other comprehensive loss, net of tax:
Net unrealized loss on securities available for sale, net of tax	(581)	(863)	(626)	-33%	-7%
Pension and post-retirement obligations, net of tax	(28)	(42)	(46)	-33%	-39%
Net unrealized gain on cash flow hedges, net of tax	10	110	52	-91%	-81%

Total accumulated other comprehensive loss, net of tax	(599)	(795)	(620)	-25%	-3%

Total stockholders’ equity	8,367	10,993	8,824	-24%	-5%

Total liabilities and stockholders’ equity	$113,896	$111,230	$90,144	2%	26%

NEW YORK COMMUNITY BANCORP, INC.

CONSOLIDATED STATEMENTS OF (LOSS) INCOME

	For the Three Months Ended			December 31, 2023 compared to
	December 31, 2023	September 30, 2023	December 31, 2022	September 30, 2023	December 31, 2022
(dollars in millions, except per share data)
Interest Income:
Loans and leases	$1,230	$1,251	$589	-2%	109%
Securities and money market investments	217	261	92	-17%	136%

Total interest income	1,447	1,512	681	-4%	112%
Interest Expense:
Interest-bearing checking and money market accounts	286	268	122	7%	134%
Savings accounts	47	43	27	9%	74%
Certificates of deposit	210	180	51	17%	312%
Borrowed funds	164	139	102	18%	61%

Total interest expense	707	630	302	12%	134%

Net interest income	740	882	379	-16%	95%
Provision for credit losses	552	62	124	790%	345%

Net interest income after provision for credit losses	188	820	255	-77%	-26%

Non-Interest Income:
Fee income	39	58	10	-33%	290%
Bank-owned life insurance	11	11	8	—%	38%
Net losses on securities	—	—	—	NM	NM
Net return on mortgage servicing rights	33	23	6	43%	450%
Net gain on loan sales and securitizations	16	28	5	-43%	220%
Net loan administration income	17	19	3	-11%	467%
Bargain purchase gain	(11)	—	159	NM	-107%
Other income	22	21	7	5%	214%

Total non-interest income	127	160	198	-21%	-36%

Non-Interest Expense:
Operating expenses:
Compensation and benefits	295	346	116	-15%	154%
Other	312	239	88	31%	255%

Total operating expenses	607	585	204	4%	198%
Intangible asset amortization	36	36	5	—%	620%
Merger-related and restructuring expenses	63	91	60	-31%	5%
Goodwill impairment	2,426	—	—

Total non-interest expense	3,132	712	269	340%	1064%

(Loss) income before income taxes	(2,817)	268	184	-1151%	-1631%
Income tax (benefit) expense	(112)	61	12	-284%	-1033%

Net (loss) income	(2,705)	207	172	-1407%	-1673%
Preferred stock dividends	8	8	8	—%	—%

Net (loss) income available to common stockholders	$(2,713)	$199	$164	-1463%	-1754%

Basic (loss) earnings per common share	$(3.76)	$0.27	$0.30	-1493%	-1353%

Diluted (loss) earnings per common share	$(3.76)	$0.27	$0.30	-1493%	-1353%

Dividends per common share	$0.05	$0.17	$0.17	-71%	-71%

NEW YORK COMMUNITY BANCORP, INC.

CONSOLIDATED STATEMENTS OF (LOSS) INCOME

	For the Twelve Months Ended		Change
	December 31, 2023	December 31, 2022	Amount	Percent
(dollars in millions, except per share data)
Interest Income:
Loans and leases	$4,509	$1,848	2,661	144%
Securities and money market investments	982	244	738	302%

Total interest income	5,491	2,092	3,399	162%
Interest Expense:
Interest-bearing checking and money market accounts	943	226	717	317%
Savings accounts	169	60	109	182%
Certificates of deposit	646	97	549	566%
Borrowed funds	656	313	343	110%

Total interest expense	2,414	696	1,718	247%

Net interest income	3,077	1,396	1,681	120%
Provision for credit losses	833	133	700	526%

Net interest income after provision for credit losses	2,244	1,263	981	78%

Non-Interest Income:
Fee income	172	27	145	537%
Bank-owned life insurance	43	32	11	34%
Net losses on securities	(1)	(2)	1	-50%
Net return on mortgage servicing rights	103	6	97	1617%
Net gain on loan sales and securitizations	89	5	84	1680%
Net loan administration income	82	3	79	2633%
Bargain purchase gain	2,131	159	1,972	1240%
Other income	68	17	51	300%

Total non-interest income	2,687	247	2,440	988%

Non-Interest Expense:
Operating expenses:
Compensation and benefits	1,149	354	795	225%
Other	950	250	700	280%

Total operating expenses	2,099	604	1,495	248%
Intangible asset amortization	126	5	121	2420%
Merger-related and restructuring expenses	330	75	255	340%
Goodwill impairment	2,426	—	2,426	N/M

Total non-interest expense	4,981	684	4,297	628%

(Loss) income before income taxes	(50)	826	(876)	-106%
Income tax expense	29	176	(147)	-84%

Net (loss) income	(79)	650	(729)	-112%
Preferred stock dividends	33	33	—	—%

Net (loss) income available to common stockholders	$(112)	$617	(729)	-118%

Basic (loss) earnings per common share	$(0.16)	$1.26	$(1.41)	-111%

Diluted (loss) earnings per common share	$(0.16)	$1.26	$(1.43)	-113%

Dividends per common share	$0.56	$0.68	$(0.12)	-18%

CAPITAL POSITION

The Company’s regulatory capital ratios continue to exceed regulatory minimums to be classified as “Well Capitalized,” the highest regulatory classification. The table below depicts the Company’s and the Bank’s regulatory capital ratios at those respective periods.

	December 31, 2023	September 30, 2023	December 31, 2022
REGULATORY CAPITAL RATIOS: (1)
New York Community Bancorp, Inc.
Common equity tier 1 ratio	9.07%	9.59%	9.06%
Tier 1 risk-based capital ratio	9.64%	10.17%	9.78%
Total risk-based capital ratio	11.79%	11.97%	11.66%
Leverage capital ratio	7.75%	7.92%	9.70%
Flagstar Bank, N.A.
Common equity tier 1 ratio	10.54%	11.10%	10.96%
Tier 1 risk-based capital ratio	10.54%	11.10%	10.96%
Total risk-based capital ratio	11.64%	11.77%	11.43%
Leverage capital ratio	8.48%	8.64%	10.87%

(1)

The minimum regulatory requirements for classification as a well-capitalized institution are a common equity tier 1 capital ratio of 6.5%; a tier one risk-based capital ratio of 8.00%; a total risk-based capital ratio of 10.00%; and a leverage capital ratio of 5.00%.

While diluted earnings per common share, net income, net income available to common stockholders, and total non-interest income are financial measures that are recorded in accordance with GAAP, financial measures that adjust these GAAP measures to exclude expenses and the bargain purchase gains related to our merger with Flagstar and the Signature transaction, and initial provision for credit losses are not. Nevertheless, it is management’s belief that these non-GAAP measures should be disclosed in our earnings release and other investor communications because they are not considered part of recurring operations and are included because the Company believes they may provide useful supplemental information for evaluating the underlying performance trends of the Company.

	For the Three Months Ended			For the Twelve Months Ended
(dollars in millions, except per share data)	December 31, 2023	September 30, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Net (loss) income - GAAP	$(2,704)	$207	$172	$(79)	$650
Merger-related and restructuring expenses, net of tax (1)	46	67	48	245	59
Goodwill impairment	2,426	—	—	2,426	—
FDIC special assessment, net of tax	36	—	—	36	—
Bargain purchase gain	11	—	(159)	(2,131)	(159)
Initial provision for credit losses, net of tax	—	—	86	97	86
Provision for bond related credit losses, net of tax	—	—	—	15	—

Net (loss) income, as adjusted - non-GAAP	$(185)	$274	$147	$609	$636
Preferred stock dividends	8	8	8	33	33

Net (loss) income available to common stockholders, as adjusted - non-GAAP	$(193)	$266	$139	$576	$603

Diluted (loss) earnings per common share - GAAP	$(3.76)	$0.27	$0.30	$(0.16)	$1.26
Diluted (loss) earnings per common share, as adjusted - non-GAAP	$(0.27)	$0.36	$0.25	$0.80	$1.23

(1)	Certain merger-related items are not taxable or deductible.

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